UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 23, 2010
Ormat Technologies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32347	No. 88-0326081
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

6225 Neil Road, Reno, Nevada	89511-1136
(Address of Principal Executive Offices)	(Zip Code)
(775) 356-9029
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 9.01.	Financial Statements and Exhibits.

Signatures

Exhibit Index

Exhibit 99.1	Press Release of the Company dated February 24, 2010.
EX-99.1

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 23, 2010, the Board of Directors (the “Board”) of Ormat Technologies, Inc., (the “Company”) unanimously elected David Wagener as a new independent member of the Board, effective as of April 1, 2010, to fill the vacancy resulting from Jacob Worenklein’s resignation from the Board, effective March 31, 2010. On January 20, 2010, the Company filed a Current Report on Form 8-K in connection with Mr. Worenklein’s resignation from the Board.
The Board also appointed Mr. Wagener to the Board’s Nominating and Corporate Governance Committee, effective April 1, 2010.
Mr. Robert Clarke, who currently serves on the Board’s Nominating and Corporate Governance Committee, will resign from that committee and join the Board’s Audit Committee and Compensation Committee, as Mr. Worenklein’s replacement, effective April 1, 2010.
Mr. Wagener will be provided the following compensation for serving as a member of the Board and the Nominating and Corporate Governance Committee, which compensation is identical to the compensation paid to all of the Company’s non-employee directors:
Cash Compensation
•	Base annual retainer of $25,000.

•	Board meeting fee of $2,500 for each in-person meeting; $500 for each telephonic meeting; and $1,000 for telephonic participation in an in-person meeting.

•	Committee meeting fee of $1,500 for each in-person meeting and $500 for each telephonic meeting.

•	Reimbursement for transportation and lodging expenses actually incurred to attend meetings of the Board or committees.
Equity Compensation
•	An initial grant of options to purchase 7,500 shares of the common stock of the Company at an exercise price equal to the NYSE closing price at the date of the grant, unless the Company’s financial results are released on that day, in which case the exercise price will be the NYSE closing price on the following day, exercisable 12 months after the grant date.

•	Annually from the second year, a grant of options to purchase 7,500 shares of the common stock of the Company at an exercise price equal to the NYSE closing price at the date of the grant, unless the Company’s financial results are released on that day, in which case the exercise price will be the NYSE closing price on the following day, exercisable 12 months after the grant date.
In addition to the above, the Company has entered into an indemnification agreement with Mr. Wagener that requires the Company to indemnify Mr. Wagener under certain circumstances for acts or omissions in connection with his service on the Board.
There are no understandings or arrangements between Mr. Wagener and any other person pursuant to which Mr. Wagener was elected as a director of the Board, and there are no reportable transactions under Item 404(a) of Regulation S-K of the Securities Exchange Act of 1934, as amended.
A copy of the Company’s press release in connection with Mr. Wagener’s election to the Board, dated February 24, 2010, is furnished as Exhibit 99.1 to this report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits
          99.1 Press Release of the Company dated February 24, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORMAT TECHNOLOGIES, INC.
By:	/s/ Yehudit Bronicki
	Name:	Yehudit Bronicki
	Title:	Chief Executive Officer

Date: February 24, 2010

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit

99.1	Press Release of the Company dated February 24, 2010.

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